UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

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XL CAPITAL LTD

(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10809	98-0191089
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.      Other Events.

     On December 1, 2005, XL Capital Ltd issued the press release attached as Exhibit 99.1 and incorporated by reference herein.

     The Registrant is providing on this Form 8-K a description of certain recent developments relating to the Registrant’s business and an updated description of the risk factors that may affect the Registrant’s securities. This information is set forth in Exhibit 99.2 and Exhibit 99.3 attached hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release (“XL ANNOUNCES (I) PLANS TO ISSUE ORDINARY SHARES AND
EQUITY SECURITY UNITS; (II) ESTIMATED LOSSES FROM HURRICANE WILMA;
(III) THAT IT REAFFIRMS LOSS ESTIMATES FOR HURRICANES KATRINA AND
RITA. XL Capital Ltd also announces management’s intention to recommend reduction in ordinary share dividends to its Board of Directors.”) dated December 1, 2005.

99.2	Recent Developments.

99.3	Risk Factors.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2005

XL CAPITAL LTD
(Registrant)

By:	/s/ Fiona Luck

	Name:	Fiona Luck
	Title:	Executive Vice President,
Global Head of Corporate Services &
Assistant Secretary